EXHIBIT 1.1

INCORPORATION DOCUMENTS AND AMENDMENTS

Yukon

Community Services

BUSINESS CORPORATIONS ACT

FORM 5

Certificate of Amendment

KISKA METALS CORPORATION

I hereby certify that the articles of the above-mentioned corporation were amended:

_

under section 16 of the Business Corporations Act to change the name of the corporation in accordance with the attached notice.

_

under section 30 of the Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares.

 X

under section 179 of the Business Corporations Act as set out in the attached Articles of Amendment.

_

under section 194 of the Business Corporations Act as set out in the attached Articles of Reorganization.

_

under section 195 of the Business Corporations Act as set out in the attached the attached Articles of Arrangement.

Corporate Access Number: 33472

Frederik J. Pretorius

Date of Amendment: 2009-08-05

Registrar of Corporations

BUSINESS CORPORATION ACT (YUKON)

(Section 30 or 179)

ARTICLES OF AMENDMENT

1.

Name of Corporation: GEOINFORMATICS EXPLORATION INC.

2.

Corporate Access Number: 31045

3.

The Articles of the Corporation are amended pursuant to a Court Order:

YES

NO

X

4.

The Articles of Continuance filed on October 10, 1996 as amended by Articles of Amendment filed on April 26, 1999, December 8, 1999, October 20, 2003, February 1, 2005 and December 17, 2008 are amended as follows by Special Resolution of the Shareholders of the Corporation:

a.

The name of the Corporation be changed to :

KISKA METALS CORPORATION

5.

DATE

SIGNATURE

TITLE

 August 5, 2009

“P. Decher”

President and CFO

Yukon

Community Services

BUSINESS CORPORATIONS ACT

FORM 5

Certificate of Amendment

GEOINFORMATICS EXPLORATION INC.

I hereby certify that the articles of the above-mentioned corporation were amended:

_

under section 16 of the Business Corporations Act to change the name of the corporation in accordance with the attached notice.

_

under section 30 of the Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares.

 X

under section 179 of the Business Corporations Act as set out in the attached Articles of Amendment.

_

under section 194 of the Business Corporations Act as set out in the attached Articles of Reorganization.

_

under section 195 of the Business Corporations Act as set out in the attached the attached Articles of Arrangement.

Corporate Access Number: 33472

Frederik J. Pretorius

Date of Amendment: 2009-08-05

Registrar of Corporations

BUSINESS CORPORATION ACT (YUKON)

(Section 30 or 179)

ARTICLES OF AMENDMENT

6.

Name of Corporation: GEOINFORMATICS EXPLORATION INC.

7.

Corporate Access Number: 31045

8.

The Articles of the Corporation are amended pursuant to a Court Order:

YES

NO

X

9.

The Articles of Continuance filed on October 10, 1996 as amended by Articles of Amendment filed on April 26, 1999, December 8, 1999, October 20, 2003, February 1, 2005 and December 17, 2008 are amended as follows by Special Resolution of the Shareholders of the Corporation:

a.

The Corporation consolidate all of its issued and outstanding common shares without par or nominal value (the “Geoinformatics Shares” or in the singular a “Geoinformatic Share”) on the basis that every three (3) issued and outstanding Geoinformatics Shares without par or nominal value be consolidated into one (1) issued and outstanding Geoinformatic Share without par or nominal value (the “Share Consolidation”);

b.

In the event that the Share Consolidation would otherwise result in a Shareholder holding a fraction of a Geoinformatic Share, such holder shall not receive any whole new Geoinformatics Shares for each such fraction.

10.

DATE

SIGNATURE

TITLE

 August 5, 2009

“P. Decher”

President and CFO

Yukon

Community Services

BUSINESS CORPORATIONS ACT

FORM 5

Certificate of Amendment

GEOINFORMATICS EXPLORATION INC.

I hereby certify that the articles of the above-mentioned corporation were amended:

_

under section 16 of the Business Corporations Act to change the name of the corporation in accordance with the attached notice.

_

under section 30 of the Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares.

 X

under section 179 of the Business Corporations Act as set out in the attached Articles of Amendment.

_

under section 194 of the Business Corporations Act as set out in the attached Articles of Reorganization.

_

under section 195 of the Business Corporations Act as set out in the attached the attached Articles of Arrangement.

Corporate Access Number: 31045

M. Richard Roberts

Date of Amendment: 2005-02-01

Registrar of Corporations

Yukon

Community Services

BUSINESS CORPORATIONS ACT

FORM 5

Certificate of Amendment

MINRES RESOURCES INC.

I hereby certify that the articles of the above-mentioned corporation were amended:

_

under section 16 of the Business Corporations Act to change the name of the corporation in accordance with the attached notice.

_

under section 30 of the Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares.

 X

under section 179 of the Business Corporations Act as set out in the attached Articles of Amendment.

_

under section 194 of the Business Corporations Act as set out in the attached Articles of Reorganization.

_

under section 195 of the Business Corporations Act as set out in the attached the attached Articles of Arrangement.

Corporate Access Number: 30334

M. Richard Roberts

Date of Amendment: 2003-10-20

Registrar of Corporations

Yukon

Justice

BUSINESS CORPORATIONS ACT

FORM 5

Certificate of Amendment

AEGEAN INTERNATIONAL GOLD INC.

I hereby certify that the articles of the above-mentioned corporation were amended:

_

under section 16 of the Business Corporations Act to change the name of the corporation in accordance with the attached notice.

_

under section 30 of the Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares.

 X

under section 179 of the Business Corporations Act as set out in the attached Articles of Amendment.

_

under section 194 of the Business Corporations Act as set out in the attached Articles of Reorganization.

_

under section 195 of the Business Corporations Act as set out in the attached the attached Articles of Arrangement.

Corporate Access Number: 27592

Laura Perrier, Deputy

Date of Amendment: 1999-12-08

Registrar of Corporations

Yukon

Justice

BUSINESS CORPORATIONS ACT

FORM 5

Certificate of Amendment

AEGEAN GOLD INC.

I hereby certify that the articles of the above-mentioned corporation were amended:

_

under section 16 of the Business Corporations Act to change the name of the corporation in accordance with the attached notice.

_

under section 30 of the Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares.

 X

under section 179 of the Business Corporations Act as set out in the attached Articles of Amendment.

_

under section 194 of the Business Corporations Act as set out in the attached Articles of Reorganization.

_

under section 195 of the Business Corporations Act as set out in the attached the attached Articles of Arrangement.

Corporate Access Number: 27099

M. Richard Roberts

Date of Amendment: 1999-04-26

Registrar of Corporations

Yukon

Justice

Certificate of Continuance

AEGEAN GOLD INC.

I hereby certify that the above mentioned corporation was continued into Yukon, as set out in the attached Articles of Continuance, under section 190 of the Business Corporations Act.

Corporate Access Number: 25431

M. Richard Roberts

Date of Amendment: 1996-10-10

Registrar of Corporations

DUPLICATE

NUMBER: 206904

CERTIFICATE

OF

CHANGE OF NAME'

COMPANY ACT

CANADA

PROVINCE OF BR.ITISH COLUMBIA

I Hereby Certify that

GOLDEX RESOURCE INC. IN ITS ENGLISH FORM AND RESSOURCE GOLDEX

INC. IN ITS ALTERNATE FRENCH FORM

Has this day changed its name to

GOLDMAX RESOURCES INC.

Issued under my hand at Victoria, British Columbia

 on May 10, 1993

JOHN S. POWELL

Registrar of Companies

DUPLICATE

CANADA

PROVINCE OF BR.ITISH COLUMBIA

NUMBER:

206904

Province of British Columbia

Ministry of Consumer and Corporate Affairs

REGISTRAR OF COMPANIES

COMPANY ACT

CERTIFICATE

I HEREBY CERTIFY THAT

GOLDEX RESOURCE INC.

HAS THIS DAY CHANGED ITS NAME TO THE NAME

GOLDEX RESOURCE INC. IN ITS ENGLISH FORM AND RESSOURCE

GOLDEX INC. IN ITS ALTERNATE FRENCH FORM

GIVEN UNDER MY HAND AND SEAL OF OFFICE

AT VICTORIA, BRITISH COLUMBIA

THIS 3RD DAY OF JULY,1984

M.A. JORRE DE ST. JORRE

REGISTRAR OF COMPANIES

DUPLICATE

CANADA

PROVINCE OF BR.ITISH COLUMBIA

NUMBER:

206904

Province of British Columbia

Ministry of Consumer and Corporate Affairs

REGISTRAR OF COMPANIES

COMPANY ACT

Certificate of Incorporation

I HEREBY CERTIFY THAT

GOLDEX RESOURCE INC.

HAS THIS DAY BEEN INCORPORATED UNDER THE COMPANIES ACT

GIVEN UNDER MY HAND AND SEAL OF OFFICE

AT VICTORIA, BRITISH COLUMBIA

THIS 21st DAY OF MARCH 1980

B. BECKWITH

ASST. DEPUTY REGISTRAR OF COMPANIES

COMPANIES ACT

MEMORANDUM

ALTERED

I wish to be formed into a Company with limited liability under the "Companies Act" in pursuance of this Memorandum.

1. The name of the Company is GOLDEX RESOURCE INC.

2. The authorized capital of the Company consists of 10,000,000 Common Shares without par value.

3. I agree to take the number and kind and class of shares in the Company set opposite my name

Full Name, Resident Address and Occupation of Subscriber	Number and kind and class of Shares Taken by Subscriber
Joseph M. Pelrine 415 Delmar Court North Vancouver, B.C. Solicitor	1 Common Share without, par value
Total Shares Taken	1 Common Share without, par value

Dated the 13th day of February 1980

FILED AND REGISTERED

MAR 21 1980

M.A. JORRE DE ST. JORRE

REGISTRAR OF COMPANIES

ARTICLES

OF

GOLDEX RESOURCE INC.

PART 1	TABLE OF CONTENTS
	1.1
PART	ARTICLE	PAGE
1	TABLE OF CONTENTS	1
2	INTERPRETATION	1
3	SHARES	2
4	BRANCH REGISTERS	3
5	TRANSFER AND TRANSMISSIONOF SHARES	3
6	PURCHASE AND REDEMPTION OF SHARES	4
7	GENERAL MEETINGS	4
8	VOTING OF MEMBERS	6
9	DIRECTORS	8
10	POWERS AND DUTIES OF DIRECTORS	9
11	DISCLOSURE OF INTEREST OF DIRECTORS	10
12	PROCEEDINGS OF DIRECTORS	10
13	EXECUTIVE AND OTHER COMMITTEES	11
14	OFFICERS	12
15	INDEMNITY AND PROTECTION OF DIRECTORS, OFFICERS AND EMPLOYEES	12
16	DIVIDENDS AND RESERVE	13
17	DOCUMENTS, RECORDS AND REPORTS	145
18	NOTICES	14
19	SEAL	15
20	PROHIBITIONS	15

PART 2

INTERPRETATION

2.1. These Articles are subject to the provisions of the "Companies Act".

2.2. In these Articles, unless there is something in the subject or context inconsistent therewith:

“Board" and "Directors" or "directors" mean the Directors or sole Director of the Company for the time being.

-  2  -

"Companies Act" means 'the Companies Act of the Province of British Columbia from time to time in force and includes the regulations made pursuant thereto.

"registered owner", "registered holder", "owner" or 8holder".when used with respect to a share in the authorized capital of the Company means the person registered in the register of members in respect of such share.

2.3. A reference to writing includes any visible form of representing or reproducing words.

2.4. Words importing the singular or plural, a person or corporation, or the masculine, feminine or neuter gender shall include the other or others of them respectively as the context requires.

2.5. The meaning of any words or phrases defined in the Companies Act shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

PART 3

SHARES

3.1. The shares in the Company shall be under the control of the Directors who may, subject to the rights of the holders of any shares, allot, issue, or otherwise deal with them, at such times, to such persons (including Directors) in such manner, at such price or consideration;. upon such terms and conditions, as they, in their discretion may determine.

3.2. The Directors on behalf of the Company. may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company or procuring.or agreeing to procure subscriptions, whether absolutely or conditionally, for any such shares.

3.3. Except as required by law or these Articles, no person shall be recognized by the Company as having any interest whatsoever in any share except the registered holder thereof.

3.4. If a share is registered in the names of two or more persons they shall be joint holders.

3.5. Neither the Company nor any transfer agent shall be liable for any loss occasioned to the member owing to any share certificate being lost in the mail or stolen.

3.6. A share certificate or debt obligation bearing the printed or mechanically reproduced signature of a person shall not be invalid at its date of issue by reason of the fact that such person shall have ceased to hold the office he is stated to hold on such certificate or debt obligation

-  3  -

PART 4

BRANCH REGISTERS

4.1. Unless prohibited by the Companies Act, the Company may keep or cause to be kept one or more branch registers of members or debenture holders at such place or places as the Directors may from time to time determine.

PART 5

TRANSFER AND TRANSMISSION OF SHARES

5.1. Subject to the provisions of the Memorandum and of these Articles, a member may transfer any of his shares by instrument in writing executed by or on behalf of such member and delivered to the Company or its transfer agent. The instrument of transfer may be in the form, if any, on the back of the share certificate representing the shares, or in such other form as the Directors may from time to time approve. Except to the extent that the Companies Act may otherwise provide, the transferor shall be deemed to remain the holder of the shares until the name of the transferee is entered in the register of members or a branch register of members in respect thereof.

5.2. The signature of the registered owner of any shares, or of his duly authorized attorney, upon the instrument of transfer shall constitute a complete and sufficient authority to the Company, its directors, officers and agents to register in the name of the transferee as named in the instrument of transfer or, if no transferee is named in the instrument of transfer in the name of the person on whose behalf any certificate for the shares to be transferred is deposited with the Company for the purpose of having the transfer registered, the number of shares specified in the instrument of transfer or, if no number is specified, all the shares represented by all share certificates deposited with the instrument of transfer.

5.3. Neither the Company nor any Director, officer or agent thereof shall be bound to inquire into the title of the person named in the instrument of transfer as transferee, or, if no person is so named, of the person on whose behalf the certificate is deposited for the purpose of having the transfer registered, or be liable to any person for registering or not registering the transfer, and the transfer when registered shall confer upon the person in whose name the shares have been registered a va1id title to the shares.

5.4. Every instrument of transfer shall be executed by the transferor and left for registration at the registered office of the Company or at .the office of its transfer agent or registrar together with the share certificate for the shares to be transferred and such other evidence, if any, as the Directors or the transfer agent or registrar may require to prove the title of the transferor to, or his right to transfer, the shares and the right of the transferee to have the transfer registered. If the transfer is registered all instruments of transfer' and evidence shall be retained by-the Company or its transfer agent or registrar and, if the transfer is not registered, they together

-  4  -

with the share certificate shall be returned to the person depositing them.

5.5. There shall be paid to the Company in respect of the registration of any transfer such sum, if any, as the Directors may from time to time determine.

5.6. In the case of the death 'of a member, his legal personal representative, or if he was a joint holder the surviving joint holder, shall be the only person recognized by the Company as having any title to his interest in the shares. Before recognizing a person as a legal personal representative the Directors may require him to obtain from a court of competent jurisdiction a grant of letters probate or letters of administration.

PART 6

PURCHASE AND REDEMPTION OF SHARES

6.1. The Company may purchase any of its shares unless the special rights and restrictions attached thereto otherwise provide.

6.2. If the Company proposes to redeem some but not all of the shares of any class, the Directors may, subject to the special rights and restrictions attached to such class of shares, decide the manner in which the shares to be redeemed are to be selected.

PART 7

GENERAL MEETINGS

7.1. The date, time and place of all general meetings of the Company within the Province of British Columbia shall be fixed by the Directors.

7.2. All business that is transacted at a general meeting shall be special except in the case of an annual general. meeting the conduct of and voting at such meeting, the consideration of the financial statements and the reports of the Directors and the Auditor, a resolution to elect two or more directors by a single resolution, the election of Directors, the appointment of the Auditor, the fixing of the remuneration of the Auditor, such other business as by these Articles or the Companies Act may be transacted at a general meeting without prior notice thereof being given to the members, and any business which is brought under consideration by the report of the Directors; and in the case of any other general meeting, such business as relates to the conduct of or voting at that meeting.

7.3. Except as otherwise provided by the Companies Act, where any special business to be considered at a general meeting includes considering, approving, ratifying, adopting or authorizing any document or the execution thereof or the giving of effect thereto, the notice convening the meeting shall be sufficient if, with respect to such document, it states that a copy of the document is or will be available for inspection by members at the registered office or records office of the Company or at such other place in British Columbia designated in the notice during usual business hours up to

-  5  -

the date of such general meeting.

7.4. No business, other than the election of the chairman or the adjournment of the meeting, shall be transacted at any general meeting unless there is a quorum at the commencement of the meeting, but the quorum need not continue throughout the meeting.

7.5. A quorum for a general meeting is two persons entitled to vote.

7.6 If within half an hour from the time appointed for a general meeting there is no quorum, the meeting, if convened upon the requisition of the members, shall terminate. In any other case it shall be adjourned to the same day in the next week, at the same time and place, and, if at the adjourned meeting there is no quorum within half an hour from the time appointed for the meeting, the member or members entitled to attend and vote at the meeting who are present or represented by proxy or other proper authority shall be the quorum.

7.7. The Chairman of the Board, if any, or in his absence the President of the Company or in his absence a Vice-President of the company, if any, shall be entitled to preside as chairman at every general meeting of the Company.

7.8. If at any general meeting neither the Chairman of the Board nor the President nor a Vice-President is present within fifteen minutes after the time appointed for holding .the meeting or if present is not willing to act as chairman, the Directors present shall choose a chairman; but if all the Directors present decline to take the chair or fail so to choose or if no Director is present, the members present shall choose a chairman.

7.9. The chairman may, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. It shall not be necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting.

7.10. The Directors and any other person permitted by the chairman of the meeting shall be entitled to' attend any general meeting.

7.11. No motion proposed at a general meeting need be seconded and the chairman may propose a motion.

7.12. Unless the Companies Act otherwise provides, any action to be taken by a resolution of the members may be taken by an ordinary resolution.

-  6  -

PART 8

VOTING OF MEMBERS

8.1. Subject to any special voting rights or restrictions attached to any class of shares and the restrictions on joint holders of shares, on a show of hands every member who is present in person and entitled to vote thereat shall have one vote and on a poll every member present in person or represented by proxy or other proper authority shall have one vote for each share of which he is the registered holder.

8.2. A member, being a corporation, may appoint a proxyholder and may also appoint a representative to act for it by delivering to the Company a copy of a resolution of its directors or other governing body naming a person as its representative. Such representative, subject to any restrictions contained in the resolution, shall be entitled to exercise the same powers on behalf of the corporation as the corporation could exercise if it were an individual member. If the corporation is a subsidiary of the Company its shares may not be voted and its proxyholder or representative or the proxyholder of the representative may not be counted to make a quorum.

8.3. In the case of joint registered holders of a share the vote of the senior who exercises a vote, whether in person or by proxyholder shall be accepted to the exclusion of the votes of the other joint registered holders; and for this purpose seniority shall be determined by the order in which the names stand in the register of members. Two or more legal personal representatives of a deceased member whose shares are registered in his sole name shall for the purpose of this Article be deemed joint registered holders.

8.4. A member of unsound mind entitled to attend and vote in respect of whom an order has been made by any court having jurisdiction may vote, whether on a show of hands or on a poll, by his committee, curator bonis, or other person in the nature of a committee or curator bonis appointed by that court, and any such committee, curator bonis, or other person may appoint a proxyholder.

8.5. A member may .by proxy appoint a proxyholder to vote for him on a poll.

8.6. In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall not be entitled to a second or casting vote.

8.7. If a poll is demanded it shall be taken either at the meeting and of the members present in person or represented by proxy or other proper authority at the time the poll is taken, or at such other time and in such manner as the chairman may direct. Any business other than that upon which the poll has been demanded may be proceeded with pending the taking of the poll. A demand for a poll may be withdrawn.

-  7  -

8.8. In any dispute as to the admission or rejection of a vote the decision of the chairman made in good faith' shall be final and conclusive.

8.9. On a poll a person entitled to cast more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

8.10. A member holding more than one share in respect of which he is entitled to vote shall be entitled to appoint one or more (but not more than two) proxyholders to attend, act and vote for him on the same occasion. If such a member should appoint more than one proxyholder for the same occasion he shall specify the number of shares each proxyholder shall be entitled to vote. A member may also appoint one or more alternate proxyholders to act in the place and stead of an absent proxyholder.

8.11. A form of proxy shall be in writing under the hand of the appointor or his attorney duly authorized in writing, or, if the appointor is a corporation, either under the seal of the corporation or under the hand of a duly authorized officer or representative of or attorney for the corporation. A proxyholder shall be a member of the Company unless

(i) the Company is at the time a reporting company,

(ii) the member appointing the proxyholder is a corporation,

(iii) the Company shall have at the time only one member, or

(iv) all the members present otherwise agree.

8.12. Unless otherwise provided by the Directors, a form of proxy and the power of attorney or other authority, if any; under which it is signed or a notarially certified copy thereof shall be deposited at the registered office of the Company or at such other place as is specified for that purpose in the notice convening the meeting, or in the information circular relating thereto not less than 48 hours, excluding Saturdays and holidays, before the time of the meeting.

8.13. Except as otherwise provided by law or these Articles may be in any form the Directors or the chairman of the meeting approve.

8.14 A vote given in accordance with the terms of a proxy shall be valid notwithstanding the previous death or incapacity of the member giving the proxy or the revocation of the proxy or of the authority under which the form of proxy was executed or the transfer of the share in respect of which the proxy is given, provided that no notification in writing of such death, incapacity, revocation or transfer shall have been received at the registered office of the Company or by the chairman of the meeting or adjourned meeting for which the proxy was given before the vote is taken.

-  8  -

PART 9

DIRECTORS

9.1. The members, except as otherwise restricted by the Memorandum or Articles, shall be entitled to elect Directors at the annual general meetings, but the number to be elected shall be determined by the Directors. Failing such determination the number to be elected shall be the same as the number of Directors whose terms expire at the meeting.

9.2. The Directors may, from time to time, appoint additional directors.

9.3. A casual vacancy occurring in the Board of Directors may, be filled by the remaining Directors or Director.

9.4. A Director's term of office shall expire on the date fixed at the time of his appointment or election and in the absence thereof on the election of Directors either at the annual general meeting next following his appointment or election or by the consent in writing in lieu of such meeting, as the case may be.

9.5. A retiring Director shall be eligible for re-election.

9.6. Any Director may by written notice to the Company appoint any person to be his alternate to act in his place at meetings of the Directors at which he is not present or by these Articles deemed to be present unless the Directors shall have reasonably disapproved the appointment of such person and given notice to that effect to the Director within a reasonable time. Every alternate shall be entitled to attend and vote at meetings at which the person who appointed him is not present or deemed to be present, and, if he is a Director, to have a separate vote on behalf of the Director he is representing in addition to his own vote. A Director may at any time by written notice to the Company revoke the appointment of an alternate appointed by him. The remuneration payable to such an alternate shall be payable out of' the remuneration of the Director appointing him.

9.7. The Directors may remove from office a Director who is convicted of an indictable offence.

9.8. The remuneration of the Directors as such may from time to time be determined by the Directors. Such remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company who is a Director. The Directors shall be repaid such reasonable travelling, hotel and other expenses as they incur in and about the business of the company and if any Director shall perform any professional or other services for the Company that in the opinion of the Directors are outside the ordinary duties of a Director or shall otherwise be specially occupied in or about the Company's business, he may be paid a remuneration to be fixed by the Board, or, at the option of such Director, by resolution of the members and such remuneration may be either in addition to, or in substitution for, any other remuneration that he may be entitled to receive. The Directors may pay a gratuity or pension or allowance on retirement to any Director who has held any salaried office or place of profit with the Company or to his spouse or dependents and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

-  9  -

PART 10

POWERS AND DUTIES OF DIRECTORS

10.1. The powers of the Company shall be exercised only by the Directors, except those which by the Companies Act or these Articles are required to be exercised by a resolution of the members and those referred to the members by the Directors.

10.2. The Directors may from time to time

(i) borrow money in such manner and amount, on such security, from such sources and upon such terms and conditions as they think fit;

(ii) issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person, and .

(iii) mortgage or charge, whether by way of specific or floating charge, or give other security on the undertaking and the whole or any part of the property and assets (both present and future) of the Company.

10.3. The Directors may from time to time by power of attorney or other instrument appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles and excepting the powers of the Directors relating to the constitution of the Board and of any of its committees and the appointment or removal of officers and the power to declare dividends), for such period, with such remuneration and subject to such conditions as the Directors may think fit, and any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the Directors think fit. Any such attorney may be authorized by the Directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him.

PART 11

DISCLOSURE OF INTEREST OF DIRECTORS

11.1. A Director shall disclose his interest in and not vote in respect of any proposed contract or transaction with the Company in which he is in any way directly or indirectly interested, but such Director shall be counted in the quorum at the meeting of the Directors at which the proposed contract or transaction is approved.

11.2. A Director may hold any office or place of profit with the Company in addition to his office of Director for such period and on such terms (as to remuneration or otherwise) as the Directors may determine and no Director or intended Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a Director is in any way interested shall he voided by reason thereof.

11.3. A Director or his firm may act in a professional. capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

-  10  -

11.4 A Director may be or become a director, officer .or employee of, or otherwise interested in, any corporation or firm in which the Company may be interested as a shareholder or otherwise, and such Director shall not, except as provided by the Companies Act or these Articles, be accountable to the Company. for any remuneration or other benefit received by him as director, officer or employee of, or from his interest in, such other Corporation or firm, unless the Directors otherwise direct.

PART 12

PROCEEDINGS OF DIRECTORS

12.1. Unless otherwise determined by the Directors the President shall be the Chairman of the Board.

12.2. A Director may, and the Secretary shall on the request of a Director, call a meeting of the Directors.

12.3. The Chairman of the Board, or in his absence the President, shall preside as chairman at every meeting of the Directors, or if there is no Chairman of the Board or neither the Chairman of the Board nor the President is present within fifteen minutes of the time appointed for holding the meeting or is willing to act as chairman, or, if the Chairman of the Board and the President have advised the Secretary that they will not be present at the meeting, the Directors present shall choose one of their number to be chairman of the meeting.

12.4. The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings as they think fit. Questions arising at any meeting shall be decided by a majority of votes and in case of an equality of votes the chairman shall not have a second or casting vote.

12.5. A Director may participate in a meeting of the Board or of any committee of the Directors by means of conference telephones or other communication facilities by means of which , all Directors participating in the meeting can, hear each other and provided that all such Directors agree to such participation. A Director participating in a meeting in accordance with this Article shall be deemed to be present at the meeting and to have so agreed and shall be counted in the quorum therefor and be entitled to speak and vote thereat.

12.6. The quorum necessary for the transaction of business by the Directors may be fixed by the Directors and if not so fixed shall be a majority of the Board.

12.7. The Directors may if there is a quorum act notwithstanding any vacancy.

12.8. Every act of a Director is valid notwithstanding any defect that may afterwards be discovered in his election or appointment.

12.9. Any resolution of the Directors or of a committee thereof may be passed with the consent in writing to the resolution of all the Directors or the members of that committee. The consent may be in counterparts.

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PART 12

EXECUTIVE AND OTHER COMMITTEES

13.1. The Directors may appoint an Executive Committee to consist of such member or members of the Board as they think fit. The Executive Committee shall have all the powers vested in the Board except the power to fill vacancies in the Board, the power to change the membership of, or fill vacancies in the Executive Committee or any other committee of the Board and such other powers, if any, as are specified.

13.2. The Directors may appoint one or more committees consisting of such member or members of the Board as they think fit and may delegate, to any such committee any powers of the Board, except, the power to fill vacancies in the Board, the power to change the membership of or fill vacancies in any committee of the Board, and the power to appoint or remove officers appointed by the Board.

13.3. All, committees may meet and adjourn as they think fit. Questions arising at any meeting shall be determined by a majority of votes of the members of the committee, and in case of an equality of votes the chairman shall have a second or casting vote.

13.4. All committees shall keep minutes of their actions and shall cause them to be recorded in books kept for that purpose and shall report the same to the Board at such times as the Board requires. The Directors shall also have power at any time to .revoke or override any authority given to or acts to be done by any such committees except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of a committee and to fill vacancies in it. Committees may make rules for the conduct of their business and may appoint such assistants as they may deem necessary.

PART 14

OFFICERS

14.1. The Directors may decide what functions and duties each officer shall perform and may entrust to and confer upon him any of the powers exercisable by them upon such terms and conditions as they think fit and may from time to time revoke, withdraw, alter or vary any of such functions, duties and powers.

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PART 15

INDEMNITY AND PROTECTION OF DIRECTORS
OFFICERS AND EMPLOYEES

15.1. Subject to the provisions of the Companies Act, the Company shall indemnify a Director or former Director of the Company and the Company may indemnify a director or former director of a corporation of which the Company is or was a shareholder. and the heirs and personal representatives of any such person against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him or them in a civil, criminal or administrative action or proceeding to which he is or they are made a party by reason of his being or having been a Director of the Company or a director of such corporation, including any action brought by the Company or any such corporation. Each Director on being elected or appointed shall be deemed to have contracted with the Company on the terms of the foregoing indemnity.

15.2 Subject to the provisions of the Companies Act, the Directors may cause the Company to indemnify any officer, employee or agent of the Company or of a corporation of which the Company is or was a shareho1der (notwithstanding that he may also be a Director) and his heirs and personal representatives against all costs, charges and expenses whatsoever incurred by him or them and resulting from his acting as an officer, employee or agent of the Company or such corporation. In addition the Company shall indemnify the Secretary and any Assistant Secretary of the Company if he is not a full time employee of the Company and notwithstanding that he may also be a Director and his respective heirs and legal representatives against all costs, charges and expenses whatsoever incurred by him or them and arising out of the functions assigned to the Secretary by the Companies Act or these Articles and the Secretary and Assistant Secretary shall on being appointed be deemed to have contracted with the Company on the terms of the foregoing indemnity.

15.3. The failure of a Director or officer of comply with the provisions of the Companies Act, the Memorandum or these Articles shall not invalidate any indemnity to which he is entitled under this Part.

15.4. The Directors may cause the Company to purchase and maintain insurance for the benefit of any person who is or was serving as a Director, officer, employee or agent of the Company or as a director, officer, employee or agent of any corporation of which the Company is or was a shareholder and his heirs or personal representatives against any liability incurred by him as such Director, officer, employee or agent.

PART 16

DIVIDENDS AND RESERVE

16.1. The Directors may from time to time declare and authorize payment of such dividends, if any, as they deem advisable and need not give notice of such declaration to any member. No dividend shall be paid otherwise than out of funds or assets properly available for the payment of dividends and a declaration by the Directors as to the amount of such funds or assets available by the Directors as to the amount of such funds or assets available for dividends shall be conclusive. Any dividend may be paid wholly or in part by the distribution of specific assets, and in particular by shares, bonds,' debentures or other securities of the Company or any

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other corporation or in anyone or more such ways as may be authorized by the Directors. Where any difficulty arises with regard to such a distribution the Directors may settle the same as they see fit, and in particular may fix the value for distribution of such specific assets or any part thereof, and may determine that cash payment in substitution for all or any part of the specific assets to which any member is entitled shall be made to the member on the basis of the value so fixed in order to adjust the rights of all parties and may vest any specific assets in trustees for the persons entitled to the dividend.

16.2. Any dividend declared on shares of any class may be made payable on such date as is fixed by the Directors.

16.3. If persons are registered as joint holders of any share, anyone of them may give an effective receipt for any dividend, bonus or other monies payable in respect of the share.

16.4. Unless otherwise determined by the Directors, no dividend shall be paid on any share which has been purchased or redeemed by the Company while the share is held by the Company.

16.5. Any dividend, bonus or other monies payable in cash in respect of shares may be paid by cheque. The mailing of such cheque shall, to the extent of the sum represented thereby (plus the amount of any tax required by law to be deducted), discharge all liability for the dividend unless the cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

16.6. Notwithstanding anything contained in these Articles the Directors may from time to time capitalize any undistributed surplus on hand of the Company and may from time to time issue shares, bonds, debentures or debt obligations of the Company as a dividend representing such undistributed surplus on hand or any part thereof.

PART 17

DOCUMENTS, RECORDS AND REPORTS

17.1. No member of the Company shall be entitled to inspect the accounting records of the Company unless the Directors determine otherwise.

PART 18

NOTICES

18.1. Any notice required to be given by these Articles or the Companies Act unless the form is otherwise specified may be given orally or in writing.

18.2. A notice in writing, statement, report or other document shall have been effectively sent .or given if posted pre-paid, delivered, telegraphed or cabled to the person entitled thereto at his address recorded on a register maintained by the Company; and a certificate signed by the Secretary or other officer of the Company or of any other corporation acting on behalf of the Company that the notice, statement, report or other document was so sent or given shall be conclusive evidence thereof.

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18.3. A notice, statement, report or other document may be given by the Company to the joint holders of a share by giving it to any of them.

18.4. A notice, statement, report or other document may be given by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a member in the same manner as the same might have been given if the death, bankruptcy or incapacity had not occurred.

18.5. Notice of each Directors' meeting, except a Directors' meeting held immediately following an annual general meeting of which no notice shall be required, shall be given to every Director and alternate Director except a Director or alternate Director who has waived notice or is absent from the Province of British Columbia.

18.6. The accidental omission to give notice of a meeting to, or the non-receipt thereof by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

18.7. Every notice of a meeting shall specify the place, day and time of the meeting and if for a general meeting the general   nature of all special business intended to be conducted thereat, unless specified in an information circular relating thereto.

18.8. A Director may waive his entitlement to receive a notice of any past, present or future meeting or meetings of Directors and may at any time withdraw such waiver. After the waiver is received by the Company and until it is withdrawn no notice need be given to such Director or, unless the Director otherwise requires in writing to the Company, to his alternate. Meetings held without such notice being given shall not have been improperly called by reason thereof.

18.9. Not less than two hours' notice of a Directors' meeting requiring notice shall be given.

18.10. Where in these Articles any period of time dating from a given day, act or event is prescribed the time shall be reckoned exclusive of such day, act or event.

PART 19

SEAL

19.1 Notwithstanding any resolution of the Directors, if the seal o the Company is affixed and accompanied by the signature of at least one of the Chairman of the Board, the President, a Vice-president, the Secretary, or the Treasurer, or a Director, that shall constitute effective execution.

19.2. The Company may have an official seal for use in any other province, state, territory or country.

19.3. The seal of the Company may, if directed by the Board, be reproduced on any document by any means and in any form other than an impression thereof.

FORM 21

(Section 371)

PROVINCE OF BRITISH COLUMBIA

Certificate. of
Incorporation No.    209094

COMPANY ACT

SPECIAL RESOLUTION

The following special resolution was passed by the undermentioned Company on the date stated:

GOLDEX RESOURCE INC.

Name of Company_______________________________________________________________

Date resolution passed: ___________________June 28th,___________________1984

Resolution:

"RESOLVED, as a Special Resolution, that the Memorandum of the Company be altered by changing the Company's name to Goldex Resource Inc. in its English form and Ressource Goldex Inc. in its alternate French form.”

The Memorandum as altered is in the form attached hereto as Schedule "A".

Certified a true copy the 28th day of June,1984

(Signature) _.._____.____.____.___________._______

(Relationship to Company)  Solicitor

FILED AND REGISTERED

JUL - 3 1984

M.A. JORRE DE ST. JORRE

REGISTRAR OF COMPANIES

SCHEDULE "A”

Attached to the Special Resolutions of

GOLDEX RESOURCE INC.

Passed by the Company on June 28, 1984
pursuant to Part 8 of the "Company Act”

MEMORANDUM

(Altered)

Of

GOLDEX RESOURCE INC

I wish to be formed into a Company with limited liability under the "Company Act" in pursuance of this memorandum.

.

1.

The name of the Company is Goldex Resource Inc. in its English form and Ressource Goldex Inc. in its alternate French form.

2.

The authorized capital of the Company consists of 10,000,000 Common shares without par value.

3. I agree to take the number and kind and class of shares in the Company set opposite my name.

Full Name, Resident Address and Occupation of Subscriber	Number and kind and class of Shares Taken by Subscriber

FILED AND REGISTERED

JUL - 3 1984

M.A. JORRE DE ST. JORRE

REGISTRAR OF COMPANIES

FORM 20

(Section 370)

PROVINCE OF BRITISH COLUMBIA

Certificate. of
Incorporation No.    209094

COMPANY ACT

SPECIAL RESOLUTION

The following special resolution was passed by the undermentioned Company on the date stated:

GOLDEX RESOURCE INC.

Name of Company_______________________________________________________________

Date resolution passed: ___________________May 24th,___________________1985

Resolution:

"RESOLVED, as a Special Resolution, that the Articles of the Company as filed with the Registrar of Companies be amended as follows:

a)

Article 7.6 be deleted in its entirety and the following be substituted therefor:

'7.6.

If within half an hour from the time appointed for a general meeting there is no quorum, the meeting, if convened upon the requisition of members, shall terminate. If any other case it shall be adjourned to the same day in the next week, at the same time and place, and, if at the adjourned meeting there is no quorum within half an hour from the time appointed for the meeting, it shall be adjourned to the same day in the next week, at the same time and place and, if at the second adjourned meeting there is no quorum within half an hour from the time appointed for the meeting, the member or members entitled to attend and vote at the meeting who are present or represented by proxy or other authority shall be the quorum.'

(b)

Article 19.1 be deleted in its entirety and the following be substituted therefor:

'19.1. Notwithstanding any resolution of the Directors, if the seal of the Company is affixed and accompanied by the signatures of any two directors, that shall constitute effective execution.'

Certified a true copy the 30th day of August,1985

(Signature) _.._____.____.____.___________._______

(Relationship to Company)  Solicitor

FORM 21

(Section 371)

PROVINCE OF BRITISH COLUMBIA

Certificate. of
Incorporation No.    209094

COMPANY ACT

SPECIAL RESOLUTION

The following special resolution was passed by the undermentioned Company on the date stated:

Name of Company	GOLDEX RESOURCE INC. IN ITS ENGLISH FORM AND RESSOURCE GOLDEX INC. IN ITS ALTERNATE FRENCH FORM.
Date resolution passed	April 6, 1993

Resolutions:

1.

"RESOLVED, as a Special Resolution, that the Company's common shares without par value be consolidated from 2,651,401 issued common shares without par value, into 1,060,560.4 issued common shares without par value every two and one-half (2 1/2) of such common shares without par value being consolidated into one (1) share without par value and altering the Company's Memorandum accordingly.

2.

RESOLVED, as a Special Resolution, that the name of the Company be changed from Goldex Resource Inc. in its English form and Ressource Goldex Inc. in its alternate French form to Goldmax Resources Inc. and altering the Company's Memorandum accordingly.

3.

RESOLVED, as a Special Resolution, that the Company increase the authorized share capital from 8,409,159.4 common shares without par value (post-consolidated) to 50,000,000 common shares without par value and altering the Company's memorandum accordingly.”

THE :MEMORANDUM AS ALTERED IS ATTACHED AS SCHEDULE "A”

CERTIFIED A TRUE COPY THE 6th DAY OF April 1993

DuMoulin Black 10th Floor
595 Howe Street
Vancouver, B.C.
V6C 2T5

(Signature) _.._____.____.____.___________._______

(Relationship to Company)  Solicitor

FILED AND REGISTERED

MAY 10, 1993

REGISTRAR OF COMPANIES

Attached to the Resolutions of GOLDEX RESOURCE INC.

IN ITS ENGLISH FORM AND RESSOURCE GOLDEX INC.

 IN ITS ALTERNATE FRENCH FORM

passed by the Members on the 6th day of April, 1993

MEMORANDUM

(Altered)

of

GOLDMAX RESOURCES INC

1.

 The name of the Company is "GOLDMAX RESOURCES INC.".

2.

The authorized capital of the Company consists of 50,000,000 common shares.